UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 1, 2011
APPROACH RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33801 (Commission File Number)	51-0424817 (IRS Employer Identification No.)

One Ridgmar Centre 6500 West Freeway, Suite 800 Fort Worth, Texas	76116
(Address of principal executive offices)	(Zip Code)
(817) 989-9000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amended and Restated Employment Agreement with J. Ross Craft
     Effective January 1, 2011, Approach Resources Inc. (the “Company”) entered into an amended and restated employment agreement with its President and Chief Executive Officer, J. Ross Craft (the “Craft Agreement”). The Craft Agreement replaces the Company’s prior employment agreement with Mr. Craft, which was entered into as of January 1, 2003, and amended as of December 31, 2008.
     The Craft Agreement extends the initial term of Mr. Craft’s employment through January 1, 2013, and will be automatically renewed for additional one-year terms unless either party elects not to renew the Craft Agreement or the Craft Agreement is otherwise terminated in accordance with its terms.
     The Craft Agreement provides for Mr. Craft to serve as President and Chief Executive Officer of the Company with an annual base salary of $410,000, subject to annual review and adjustment by the Company’s Board of Directors (the “Board”); provided, however, that once established at an increased amount, Mr. Craft’s Base Salary will not be reduced below that increased amount during the Term. Mr. Craft will be entitled to participate in the Company’s performance incentive plan or other bonus plan maintained by the Company, to be determined by the Compensation and Nominating Committee of the Board (“Committee”) in its sole discretion.
     In the event of Mr. Craft’s death or if he becomes Permanently Disabled, the Craft Agreement will terminate and the Company will pay Mr. Craft or his estate severance payments equal to (i) 100% of Mr. Craft’s then-current Base Salary and (ii) 100% of the average of any Bonuses received by Mr. Craft in the two years immediately before the Separation from Service.
     If the Craft Agreement is terminated by the Company without Cause, by Mr. Craft for Good Reason, or by the Company’s proper notice of nonrenewal of the Craft Agreement, the Company will pay Mr. Craft severance payments equal to (i) 200% of the greater of Mr. Craft’s then-current Base Salary and Mr. Craft’s Base Salary at any time within two years immediately before the Separation from Service and (ii) 100% of the Bonus that Mr. Craft would have received based on achievement of applicable performance goals in the year of termination; provided, that in the event of the Company’s proper notice of non-renewal, Mr. Craft’s Bonus payment will be prorated for any partial year of service. The Company will also reimburse Mr. Craft for certain premiums paid under the Consolidated Omnibus Reconciliation Act of 1985 (“COBRA”) for a period of up to 24 months (12 months if Mr. Craft terminates his employment for Good Reason), depending on Mr. Craft’s eligibility for continuation of coverage under COBRA.
     In the event of a Change in Control, the Craft Agreement will terminate and the Company will pay Mr. Craft severance payments equal to (i) 200% of the greater of Mr. Craft’s then-current Base Salary and Mr. Craft’s Base Salary at any time within the two years immediately before the Change in Control and (ii) 200% of the average of any Bonuses received by Mr. Craft in the two years before the Change in Control. The Company will also reimburse Mr. Craft for certain premiums paid under COBRA for a period of up to 24 months, depending on Mr. Craft’s eligibility for continuation of coverage under COBRA.
     Under the Craft Agreement, Mr. Craft has agreed to certain confidentiality, non-competition and non-solicitation covenants with respect to the Company.

     The description of the Craft Agreement contained herein is qualified in its entirety by reference to the full text of the Craft Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Capitalized terms used but not defined above have the meaning given them in the Craft Agreement.
Amended and Restated Employment Agreement with Steven P. Smart
     Effective January 1, 2011, Company entered into an amended and restated employment agreement with its Executive Vice President and Chief Financial Officer, Steven P. Smart (the “Smart Agreement”). The Smart Agreement replaces the Company’s prior employment agreement with Mr. Smart, which was entered into as of January 1, 2003, and amended as of December 31, 2008.
     The Smart Agreement extends the initial term of Mr. Smart’s employment through January 1, 2013, and will be automatically renewed for additional one-year terms unless either party elects not to renew the Smart Agreement or the Smart Agreement is otherwise terminated in accordance with its terms.
     The Smart Agreement provides for Mr. Smart to serve as Executive Vice President and Chief Financial Officer of the Company with an annual base salary of $275,000, subject to annual review and adjustment by the Board. Mr. Smart will be entitled to participate in the Company’s performance incentive plan or other bonus plan maintained by the Company, to be determined by the Committee in its sole discretion.
     In the event of Mr. Smart’s death or if he becomes Permanently Disabled, the Smart Agreement will terminate and the Company will pay Mr. Smart or his estate severance payments equal to (i) 100% of Mr. Smart’s then-current Base Salary and (ii) 100% of the average of any Bonuses received by Mr. Smart in the two years immediately before the Separation from Service.
     If the Smart Agreement is terminated by the Company without Cause, by Mr. Smart for Good Reason or by the Company’s proper notice of nonrenewal of the Smart Agreement, the Company will pay Mr. Smart severance payments equal to (i) 150% of the greater of Mr. Smart’s then-current Base Salary and Mr. Smart’s Base Salary at any time within two years immediately before the Separation from Service and (ii) the Bonus that Mr. Smart would have received based on achievement of applicable performance goals in the year of termination, prorated for any partial year of service. The Company will also reimburse Mr. Smart for certain premiums paid under COBRA for a period of up to 18 months (12 months if Mr. Smart terminates his employment for Good Reason), depending on Mr. Smart’s eligibility for continuation of coverage under COBRA.
     If Mr. Smart is employed by the Company at the time of a Change in Control and the Smart Agreement is terminated by the Company without Cause or by Mr. Smart for Good Reason within one year of such Change in Control, the Company will pay Mr. Smart severance payments equal to (i) 150% of the greater of Mr. Smart’s then-current Base Salary and Mr. Smart’s Base Salary at any time within the two years immediately before the Change in Control and (ii) 100% of the average of Bonuses received by Mr. Smart in the two years before the Change in Control. The Company will also reimburse Mr. Smart for certain premiums paid under COBRA for a period of up to 18 months, depending on Mr. Smart’s eligibility for continuation of coverage under COBRA.
     Under the Smart Agreement, Mr. Smart has agreed to certain confidentiality, non-competition and non-solicitation covenants with respect to the Company.
     The description of the Smart Agreement contained herein is qualified in its entirety by reference to the full text of the Smart Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference. Capitalized terms used but not defined above have the meaning given them in the Smart Agreement.
Employment Agreement with J. Curtis Henderson
     Effective January 1, 2011, the Company entered into an employment agreement with its Executive Vice President and General Counsel, J. Curtis Henderson (the “Henderson Agreement”).
     The initial term of the Henderson Agreement will expire on January 1, 2013, and will be automatically renewed for additional one-year terms unless either party elects not to renew the Henderson Agreement or the Henderson Agreement is otherwise terminated in accordance with its terms.
     The Henderson Agreement provides for Mr. Henderson to serve as Executive Vice President and General Counsel of the Company with an annual base salary of $275,000, subject to annual review and adjustment by the Board. Mr. Henderson will be entitled to participate in the Company’s performance incentive plan or other bonus plan maintained by the Company, to be determined by the Committee in its sole discretion.
     In the event of Mr. Henderson’s death or if he becomes Permanently Disabled, the Henderson Agreement will terminate and the Company will pay Mr. Henderson or his estate severance payments equal to (i) 100% of Mr. Henderson’s then-current Base Salary and (ii) 100% of the average of any Bonuses received by Mr. Henderson in the two years immediately before the Separation from Service.
     If the Henderson Agreement is terminated by the Company without Cause, by Mr. Henderson for Good Reason or by the Company’s proper notice of nonrenewal of the Henderson Agreement, the Company will pay Mr. Henderson severance payments equal to (i) 150% of the greater of Mr. Henderson’s then-current Base Salary and Mr. Henderson’s Base Salary at any time within two years immediately before the Separation from Service and (ii) the Bonus that Mr. Henderson would have received based on achievement of applicable performance goals in the year of termination, prorated for any partial year of service. The Company will also reimburse Mr. Henderson for certain premiums paid under COBRA for a period of up to 18 months (12 months if Mr. Henderson terminates the Henderson Agreement for Good Reason), depending on Mr. Henderson’s eligibility for continuation of coverage under COBRA.
     If Mr. Henderson is employed by the Company at the time of a Change in Control and the Henderson Agreement is terminated by the Company without Cause or by Mr. Henderson for Good Reason within one year of such Change in Control, the Company will pay Mr. Henderson severance payments equal to (i) 150% of the greater of Mr. Henderson’s then-current Base Salary and Mr. Henderson’s Base Salary at any time within two years immediately before the Change in Control and (ii) 100% of the average of any Bonuses received by Mr. Henderson in the two years before the Change in Control. The Company will also reimburse Mr. Henderson for certain premiums paid under COBRA for a period of up to 18 months, depending on Mr. Henderson’s eligibility for continuation of coverage under COBRA.
     Under the Henderson Agreement, Mr. Henderson has agreed to certain confidentiality, non-competition and non-solicitation covenants with respect to the Company.
     The description of the Henderson Agreement contained herein is qualified in its entirety by reference to the full text of the Henderson Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference. Capitalized terms used but not defined above have the meaning given them in the Henderson Agreement.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement dated as of January 1, 2011, by and between Approach Resources Inc. and J. Ross Craft

10.2	Amended and Restated Employment Agreement dated as of January 1, 2011, by and between Approach Resources Inc. and Steven P. Smart

10.3	Employment Agreement dated as of January 1, 2011, by and between Approach Resources Inc. and J. Curtis Henderson

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.
By:	/s/ J. Curtis Henderson
J. Curtis Henderson
Executive Vice President and General Counsel

Date: January 6, 2011

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement dated as of January 1, 2011, by and between Approach Resources Inc. and J. Ross Craft

10.2	Amended and Restated Employment Agreement dated as of January 1, 2011, by and between Approach Resources Inc. and Steven P. Smart

10.3	Employment Agreement dated as of January 1, 2011, by and between Approach Resources Inc. and J. Curtis Henderson